U.S. Treasury Reserves Portfolio
P O R T F O L I O O F I N V E S T M E N T S	August 31, 2002

	Principal
	Amount
Issuer	(000’s omitted)	Value

U.S. Treasury Bills — 99.2%

United States Treasury Bill,
due 9/05/02	$267,642	$267,591,649
due 9/12/02	284,032	283,882,593
due 9/12/02	226,877	226,688,264
due 9/12/02	258,589	258,289,252
due 9/12/02	277,614	277,189,886
due 9/12/02	50,000	49,892,073
due 9/12/02	25,856	25,777,322
due 9/12/02	160,667	160,050,846
due 9/12/02	100,000	99,632,125
due 9/12/02	105,000	104,543,010
due 9/12/02	68,408	68,072,405
due 9/12/02	20,000	19,895,450
due 9/12/02	76,482	76,007,202
due 9/12/02	20,795	20,661,912

		1,953,164,857

U.S. Treasury Note — 0.8%

United States Treasury Note,
5.125% due 12/31/02	15,000	15,166,006

Total Investments,
at Amortized Cost	100.0%	$1,953,339,995
Other Assets,
Less Liabilities	0.0	(175,138)

Net Assets	100.0%	$1,953,339,995

See notes to financial statements

U.S. Treasury Reserves Portfolio

S T A T E M E N T  O F  A S S E T S  A N D  L I A B I L I T I E S

August 31, 2002

Assets:
Investments, at amortized cost and value (Note 1A)	$1,953,339,995
Cash	171
Interest receivable	131,607

Total assets	1,953,471,773

Liabilities:
Management fees payable (Note 2)	147,494
Accrued expenses and other liabilities	159,422

Total liabilities	306,916

Net Assets	$1,953,164,857

Represented by:
Paid-in capital for beneficial interests	$1,953,164,857

See notes to financial statements

U.S. Treasury Reserves Portfolio

S T A T E M E N T  O F  O P E R A T I O N S

For the Year Ended August 31, 2002

Interest Income (Note 1B):		$38,279,285
Expenses
Management fees (Note 2)	$1,917,702
Investment advisory fees (Note 2)	816,651
Administrative fees (Note 2)	272,217
Custody and fund accounting fees	481,966
Legal fees	65,217
Audit fees	16,357
Trustees’ fees	15,497
Miscellaneous	55,548

Total expenses	3,641,155
Less: aggregate amounts waived by the Manager, Investment
Adviser and Administrator (Note 2)	(1,817,769)
Less: fees paid indirectly (Note 1D)	(546)

Net expenses		1,822,840

Net investment income		$36,456,445

See notes to financial statements

U.S. Treasury Reserves Portfolio

S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S

	Year Ended August 31,

	2002	2001

Increase (Decrease) in Net Assets from Operations:
Net investment income	$36,456,445	$77,442,205

Capital Transactions:
Proceeds from contributions	7,437,576,345	5,642,383,142
Value of withdrawals	(6,908,038,868)	(5,657,342,700)

Net increase (decrease) in net assets from capital transactions	529,537,477	(14,959,558)

Net Increase in Net Assets	565,993,922	62,482,647

Net Assets:
Beginning of year	1,387,170,935	1,324,688,288

End of year	$1,953,164,857	$1,387,170,935

See notes to financial statements

U.S. Treasury Reserves Portfolio

F I N A N C I A L  H I G H L I G H T S

		Year Ended August 31,

	2002	2001	2000	1999	1998

Ratios/Supplemental Data:
Net Assets, end of year
(000’ s omitted)	$1,953,165	$1,387,171	$1,324,688	$1,188,627	$911,845
Ratio of expenses to
average net assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of net investment income
to average net assets	2.00%	5.13%	5.41%	4.55%	5.14%

Note: If Agents of the Portfolio had not voluntarily waived a portion of their fees during the years indi-
cated and the expenses were not reduced for fees paid indirectly, the ratios would have been as follows:

Ratios:
Expenses to average net assets	0.20%	0.23%	0.23%	0.23%	0.23%
Net investment income to
average net assets	1.90%	5.00%	5.28%	4.42%	5.01%

See notes to financial statements

U.S. Treasury Reserves Portfolio

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

1. Significant Accounting Policies U.S. Treasury Reserves Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Citi Fund Management Inc. (the “Manager”) acts as the Investment Manager.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The significant accounting policies consistently followed by the Portfolio are as follows:

     A. Valuation of Investments Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Portfolio’s use of amortized cost is subject to the Portfolio’s compliance with certain conditions as specified under the Investment Company Act of 1940.

     B. Investment Income and Expenses Investment income consists of interest accrued and discount earned (including both original issue and market discount), adjusted for amortization of premium, on the investments of the Portfolio, accrued ratably to the date of maturity, plus or minus net realized gain or loss, if any, on investments. Expenses of the Portfolio are accrued daily.

     C. Federal Income Taxes The Portfolio’s policy is to comply with the applicable provisions of the Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

     D. Fees Paid Indirectly The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

     E. Other Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction.

2. Investment Advisory/Administrative/Management Fees The investment advisory fees paid to the Manager, as compensation for overall investment management services, amounted to $816,651, of which $420,948 was voluntarily waived for the period from September 1, 2001 through December 31, 2001. The investment advisory fee is computed at an annual rate of 0.15% of the Portfolio’s average daily net assets.

     Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, were computed at the annual rate of 0.05% of the Fund’s average daily net assets. The administrative fees amounted to $272,217, all of which was voluntarily waived for the period from September 1, 2001 through December 31, 2001.

U.S. Treasury Reserves Portfolio

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S (Continued)

On December 31, 2001, the Fund terminated its administrative services and investment advisory agreements and implemented a management agreement. The management fees paid to the Manager amounted to $1,917,702, of which $1,124,604 was voluntarily waived for the period from January 1, 2002 through August 31, 2002. The new management fees are computed at an annual rate of 0.15% of the Fund’s average daily net assets. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Fund are officers and a director of the Manager or its affiliates.

3. Investment Transactions Purchases, maturities and sales of U.S. Treasury obligations, aggregated $15,978,910,361 and $15,449,449,336, respectively, for the year ended August 31, 2002.

U.S. Treasury Reserves Portfolio

I N D E P E N D E N T  A U D I T O R S ’  R E P O R T

To the Trustees and Investors of
U.S. Treasury Reserves Portfolio:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Treasury Reserves Portfolio (a New York Trust) as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and finan-cial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the years in the three-year period ended August 31, 2000 were audited by other auditors whose report thereon, dated October 4, 2000, expressed an unqualified opinion on the statements of changes in net assets and financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Treasury Reserves Portfolio, as of August 31, 2002, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-year period ended August 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
 October 11, 2002

U.S. Treasury Reserves Portfolio

A D D I T I O N A L  I N F O R M A T I O N  (Unaudited)

Information about the Trustees and officers of the Portfolio can be found on pages 14 through 18 of this report.

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Trustees and Officers
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
Stephen R. Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merten
C. Oscar Morong, Jr.
R. Richardson Pettit
Walter E. Robb, III

President/Chairman
R. Jay Gerken*

Secretary
Robert I. Frenkel*

Senior Vice President
and Chief Administrative
Officer
Lewis E. Daidone*

Treasurer
Irving P. David*

Controller
Frances M. Guggino*

*Affiliated Person of the Manager

Investment Manager
(of U.S.Treasury Reserves Portfolio)
Citi Fund Management Inc.
100 First Stamford Place
Stamford, CT 06902

Distributor
Salomon Smith Barney Inc.

Transfer Agent
Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, NY 10004

Sub-Transfer Agent and Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Auditors
KPMG LLP
757 Third Avenue
New York, NY 10017

Legal Counsel
Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110

This report is prepared for the information of shareholders of Citi U.S. Treasury Reserves. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus of Citi U.S. Treasury Reserves.

©2002 Citicorp	Printed on recycled paper	CFA/RUS/802